                                                                   EXHIBIT 10.20

                        MASTER TOWER LEASE AGREEMENT

     This Agreement, made this 29th day of December 1995, between Cellco Partnership, a Delaware General Partnership, d/b/a Bell Atlantic NYNEX Mobile, Pittsburgh SMSA, L.P., and PA RSA 6 (II) referred to hereinafter by name or individually and collectively as "BANM" with its principal offices at 180 Washington Valley Road, Bedminster, New Jersey, 07921, hereinafter designated "BANM", and Robert A. Crown, d/b/a CROWN COMMUNICATIONS, with its principal mailing address of Penn Center West III, Building #3, Suite 229, Pittsburgh, PA 15276, hereinafter designated "CROWN".

WITNESSETH

     WHEREAS, Cellco Partnership, a Delaware General Partnership, d/b/a Bell Atlantic NYNEX Mobile, Pittsburgh SMSA, L.P., and PA RSA 6 (II) are related entities, each of which operates in different areas to which this Master Tower Lease Agreement may be applicable. They enter into this Master Tower Lease Agreement in order to indicate their agreement to the terms and conditions contained herein. It is the intention and understanding of BANM and CROWN that individual Lease Supplements, as that term is defined hereinafter, shall be entered into by only one of the following, Cellco Partnership, d/b/a Bell Atlantic NYNEX Mobile, Pittsburgh SMSA, L.P., and PA RSA 6 (II), as determined solely by the BANM.

     WHEREAS, CROWN desires to lease space on certain towers owned by BANM; and

     WHEREAS, BANM and CROWN are desirous of establishing terms and conditions which will apply to multiple sites which are to be leased by BANM to CROWN,

     In consideration of the mutual covenants contained herein, as well as the mutual covenants contained in the companion "Master Tower Lease Agreement" in which BANM herein is the Lessee therein and CROWN herein is the Lessor therein, which is being executed contemporaneously with this Agreement, and intending to be legally bound hereby, the Parties hereto agree as follows:

     1. BANM hereby leases to CROWN that certain space on one or more of BANM's towers if space is available and the proposed installation is structurally and frequency compatible together with land for the installation of CROWN's equipment building(s) or equipment cabinet(s) or temporarily, space within BANM's equipment building for the installation of CROWN's equipment as specified on Exhibit "A" to the Supplement attached hereto and made a part hereof, and together with a non-exclusive right for ingress and egress, seven
(7) days a week, twenty-four (24) hours a day, on foot or motor vehicle, including trucks and for the installation and maintenance of utility wires, poles, cables, conduits and pipes over, under or along a right of way over BANM's property from the nearest public right-of-way to the leased premises. Said space on BANM's tower, parcel of land for equipment building and right-of-way are collectively referred to hereinafter as the "Property". The specific location, description and size of the Property for each particular site will be described on one or more supplements to this Agreement which BANM and CROWN shall prepare upon CROWN's decision to occupy a particular property and pursuant to which the specific described property will be leased by BANM to CROWN, for the purposes described herein. The form of such supplement is attached hereto as Exhibit "A" to the Master. This Agreement and the supplements to it shall be applicable to the areas covered by the following Federal Communications Commission ("F.C.C.") Licenses: Pittsburgh, Pennsylvania MSA; Pennsylvania 2 - McKean; Pennsylvania 6.2 - Butler: Pennsylvania 7 - Jefferson; Pennsylvania 9 - Greene; Pennsylvania 11.2 - Huntington; West Virginia 1 - Mason: West Virginia
2 - Wetzel: and any new Pittsburgh Supersystem RSA covering portions of Western Pennsylvania, Ohio, West Virginia and Kentucky and more specifically restricted to those counties outlined in Exhibit "E" to the Master attached hereto and made a part hereof acquired by BANM after the date of this Agreement. CROWN shall indicate its interest in a particular

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property by completing a site application, sample of which is attached hereto as
Exhibit "C" to the Master. Upon submission of said application by CROWN to BANM, BANM shall within ten (10) business days of such communication provide CROWN with the latitudes and longitudes of the Property and all other information necessary to complete the supplement in each instance. The supplement shall become effective upon its execution by both BANM and CROWN. BANM shall have the right to refuse to enter into any supplements in the event that such supplement would negatively impact the business or network of BANM. The terms and conditions of this Agreement shall apply to each said supplement, whether executed simultaneously with this Agreement or subsequent to it.

     In the event any public utility is unable to use the right-of-way described in the supplement, BANM hereby agrees to grant, if available, an additional right-of-way either to CROWN or to the public utility at no cost to CROWN.

     All future tenants of BANM's tower will be obligated to comply with all interference requirements as outlined in Paragraph 9 herein.

     CROWN will be responsible for supplying heating, air conditioning, air conditioning distribution, cable trays, utilities, utility meter or sub-meter and emergency power.

     CROWN and BANM agree that CROWN shall have the right to replace the equipment described in the supplement with similar and comparable equipment.

     2. The term of this Agreement shall be twenty-five (25) years after which term, the terms and conditions shall survive and govern any remaining supplements until their termination.

     3. Each property leased by BANM to CROWN pursuant to an applicable supplement shall be leased with the commencement date as of the first (1st) day of the month in which CROWN is granted a building permit by the governmental agency charged with issuing such permits for the Property unless otherwise indicated in the supplement. In the event that a building permit is not required by the said governmental agency, then the commencement date of each applicable supplement shall be defined as the date of execution by both Parties of the applicable supplement. The initial term for each supplement shall be for five
(5) years and shall be subject to extension as provided in this Agreement.

     4. The term of each particular supplement shall automatically be extended for four (4) additional five (5) year terms unless CROWN terminates it at the end of the then current term by giving BANM written notice of the intent to terminate at least six (6) months prior to the end of the then current term. Notwithstanding the foregoing, if BANM's rights in the Property are derived from a prime lease with a third party and such prime lease has a shorter term or extension terms than those provided for under this paragraph, then CROWN's right to extend any particular supplement shall only be for as long as BANM has the right to extend its interest in the same applicable property. CROWN shall have the right to terminate any supplement within ninety (90) days following written notice to BANM. Notwithstanding the extension provisions contained herein, there shall be no option to extend the term of any supplement following termination of this Agreement.

     5. The annual rental shall be paid in equal monthly installments on the first (1st) day of each month, in advance, to Bell Atlantic NYNEX Mobile, P.O. Box 64498, Baltimore, Maryland 21264-4498 or such other person, firm or place as BANM may, from time to time, designate in writing at least thirty (30) days in advance of any rental payment date. CROWN will be obligated to include with each monthly payment, the site identifier, # of antennas and size of equipment space. The amount of the annual rental shall be that amount as defined on Exhibit "F" to the Master attached hereto and made a part hereof.

          The annual rental for the first (1st) five (5) year

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extension term and each and every extension thereafter, shall be adjusted by a formula as follows:


  [*]

         The Parties agree that the properties presently leased to CROWN by BANM as listed in Exhibit "B" to the Master attached hereto and made a part hereof, shall be governed by the terms and conditions of this Agreement. Upon execution of this Agreement, the amount of the annual rental payments including any back rent that has not yet been paid as of the execution date of this Master Agreement, shall be that amount as calculated in accordance with and as defined on Exhibit "F" to the Master attached hereto and made a part hereof.

         6. CROWN shall use the Property for the purpose of constructing, maintaining and operating a Communications Facility and uses incidental thereto together with all necessary connecting appurtenances. BANM shall provide a security fence around the existing improvements at the Property. All improvements to the Property resulting from CROWN's use shall be at CROWN's expense. CROWN will maintain the Property in a reasonable condition. It is understood and agreed that CROWN's ability to use the Property is contingent upon its obtaining after the execution date of this Agreement all of the certificates, permits, F.C.C. approvals for full power usage and other approvals that may be required by any Federal, State or Local authorities which will permit CROWN use of the Property as set forth above. All permits shall be filed for and applied for in CROWN's name and a copy of the said authorized permit must be provided to BANM prior to the commencement of construction by CROWN. BANM shall cooperate with CROWN in its effort to obtain such approvals and shall take no action which would adversely affect the status of the Property with respect to the proposed use thereof by CROWN. In the event that any of such applications should be finally rejected or any certificate, permit, license or approval issued to CROWN is canceled, expires, lapses, or is otherwise withdrawn or terminated by governmental authority so CROWN in its sole discretion will be unable to use the Property for its intended purposes, CROWN shall have the right to terminate the supplement concerning the affected Property. Notice of CROWN's exercise of its right to terminate shall be given to BANM in writing by certified mail, return receipt requested, and shall be effective upon the mailing of such notice by CROWN. All rentals paid to said termination date shall be retained by BANM. Upon such termination, such supplement shall become null and void and the Parties shall have no further obligations including the payment of money, to each other.

                                       3


[*] Indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

     7. BANM agrees CROWN shall have free access to BANM's tower at all times for the purpose of installing and maintaining CROWN's equipment, and BANM further agrees to give CROWN during temporary, installation as may be outlined in a particular Lease Supplement, free ingress and egress to BANM's tower equipment building during the continuation of this Lease and any renewals thereof in circumstances in which CROWN's equipment is located within such tower equipment building. CROWN must notify BANM whenever CROWN. CROWN's tenants or subcontractors are entering the building, tower or generator room by calling during normal business hours (412) 496-6000 and during non-normal business hours 1-800-852-2671. CROWN shall be required to provide to BANM a detailed Intermodulation study with respect to the proposed installation prior to BANM granting approval of said installation. CROWN, at CROWN's sole expense, shall have the option of structurally upgrading or replacing BANM's communications facility to accommodate the additional tenants of CROWN, however, BANM reserves the right to approve any and all changes and shall retain ownership of the structure including any, and all structural modifications and support structures except for CROWN's antennas and cables, throughout the terms of any supplement and this Agreement. At BANM's option, BANM may request CROWN to provide a certified structural analysis from the tower manufacturer for BANM's review, which review shall be completed within ten (10) days of receipt of said analysis at which time BANM shall advise CROWN whether it approves or disapproves of any proposed improvement to the tower. In the event CROWN, its tenants or sub-contractors perform any work at BANM's communications facility, BANM will be guaranteed by CROWN that BANM will not experience any down time in BANM's operation and CROWN will indemnify and reimburse BANM for any and all claims of liability or losses, including but not limited to loss of revenues, by BANM or any third party resulting from any such down time in BANM's operation. BANM shall furnish CROWN with necessary keys for the purpose of ingress and egress to the said site and tower location. It is agreed, however, that only authorized engineers, employees or properly authorized contractors of CROWN or persons under their direct supervision will be permitted to enter said Property. CROWN will retain ownership of all buildings, equipment and appurtenances CROWN installs at any BANM site on behalf of CROWN or CROWN's tenants, provided however that the removal of said equipment will not structurally affect the integrity of the tower.

     8. It is further understood and agreed BANM must approve of the installation contractor or personnel chosen by CROWN to install, maintain and operate the equipment. Said approval by BANM shall be made within ten (10) business days of CROWNS's submission of said installation contractor or personnel. Said installation, maintenance and operation will in no way damage or interfere with BANM's use of the Tower, antennas and appurtenances. BANM's approval of the installation contractor or personnel shall not be unreasonably withheld or delayed. If damage or interference is caused by CROWN, and CROWN fails to make such repairs immediately after notice by BANM, BANM may make the repairs and the reasonable costs thereof shall be payable to BANM by CROWN on demand. If CROWN does not make payment to BANM within thirty (30) days after such demand, BANM shall have the right to declare this Agreement in default and terminate the same without any further notice or demand to CROWN. BANM covenants that it will keep the tower in good repair as required by federal law H.R. 6180/S. 2882, the Telecommunications Authorization Act of 1992 including amendments to Sections 303(q) and 503(b) (5) of the Communications Act of 1934. BANM shall also comply with all rules and regulations enforced by the F.C.C. with regard to the lighting, marking and painting of towers. If BANM fails to make such repairs immediately after notice by CROWN, CROWN may make the repairs and the reasonable costs thereof shall be payable to CROWN by BANM on demand. If BANM does not make payment to CROWN within thirty (30) days after such demand, CROWN shall have the right to deduct the costs of the repairs from the succeeding monthly rental amounts normally due from CROWN to BANM.

     No materials may be used in the installation of the antennas or transmission lines that will cause corrosion or rust or deterioration of the tower structure or its appurtenances.

     Each antenna must be identified by color coding or a metal tag fastened securely to its bracket on the tower and each transmission line is to be tagged at the conduit opening where it enters the equipment building.

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

     CROWN shall comply with all specifications with regard to construction, radio frequency and installation on BANM's tower as outlined in Exhibit "D" to the Master attached hereto and made a part hereof.

     If CROWN causes damage to the tower, CROWN agrees to repair such damage with reasonable promptness at its own cost and expense.

     9. CROWN for itself and on behalf of all of its tenants, licensees and/or users agree(s) to have installed transmitting and receiving equipment of the type and frequency which will not cause measurable interference as defined by the F.C.C. to BANM, other lessees of the premises or neighboring landowners. In the event CROWN's equipment causes such interference, CROWN will take all steps necessary to correct and eliminate the interference. BANM agrees that any of its future tenants of the premises who take possession after the date of execution of any supplement will have installed transmitting and receiving equipment of the type and frequency which will not cause measurable interference as defined by the F.C.C. In the event any equipment of future tenant of BANM causes interference, BANM will see that said tenant takes all steps necessary to correct and eliminate the interference and tenant ceases operation until said interference is eliminated.

     10. CROWN agrees to maintain the antennas, transmission lines and other appurtenances, in proper operating condition and maintain same as to appearance and safety.

     11. All installations and operation in connection with this Agreement by CROWN shall meet with all applicable rules and regulations of the Federal Communications Commission, Federal Aviation Agency and all applicable codes and regulations of the township, county and state concerned. Under this Agreement, BANM assumes no responsibility for the licensing, operation, and/or maintenance of CROWN's radio equipment.

     12. CROWN shall indemnify and hold BANM and all subsidiary companies and affiliates harmless against any claim of liability or loss from bodily injury and/or property damage resulting from or arising out of CROWN's and/or any of its subcontractors', tenants', servants', agent's or invitees' use or occupancy of the Property excepting, however, such claims or damages as may be due to or caused by the acts of BANM, or its servants, agents or invitees. CROWN, its tenants and subcontractors shall provide BANM with a Certificate of Insurance evidencing the required insurance coverage as indicated in Section 13 below and as outlined on Exhibits "G-l" and "G-2" to the Master attached hereto. Said insurance certificates shall show BANM and all subsidiary companies and affiliates of BANM as additional insured.

     13. CROWN shall maintain Commercial General Liability insurance in an amount no less than $1,000,000 per occurrence Combined Single Limit for bodily injury and/or property damage and $2,000,000 in the Aggregate. Umbrella Liability in an amount no less than $10,000,000.00 per occurrence and $10,000,000 in the aggregate. Coverage will include but not be limited to the following extensions: contractual liability, independent contractors liability, premises/operation and products/completed operations. CROWN shall maintain automobile liability insurance in an amount no less than $1,000,000.00 Combined Single Limit for bodily injury and/or property damage. Insurance will include coverage for all automobiles including hired and non-owned.

     CROWN shall maintain Statutory Worker's Compensation insurance and Employer's Liability in an amount no less than $1,000,000.00 per occurrence.

     CROWN will carry All-Risk Property Insurance on a Full Replacement Cost basis to insure all of its personal property including equipment and tools.

     At execution of this Agreement, CROWN will provide BANM with Certificates of Insurance evidencing the above referenced coverages. The Certificate will state that BANM and all subsidiary companies and affiliates are added as additional insured on the General Liability, Umbrella Liability and Automobile Liability policies.

CROWN shall require all of its tenants and subcontractors to maintain similar coverage which shall also name the required entities as additional insured. All policies shall be endorsed to be primary. BANM must be given thirty (30) days notice of cancellation and/or material change to the policy. CROWN shall assume responsibility for such notification being given to BANM.

     All insurers will be Best Rated AA or better.

     The Parties hereby waive any and all rights of action for negligence against the other which may hereafter arise on account of damages to the premises or Property, resulting from any fire, or other casualty of the kind covered by standard fire insurance policies regardless of whether or not, or in what amounts such insurance is now or hereafter carried by the Parties, or either of them. CROWN shall obtain a Waiver of Subrogation from its insurance company in which the insurance company also waives its rights to recover.

     14. CROWN shall pay as additional rent any increase in real estate taxes levied against the leased Property which are directly attributable to the improvements constructed or installed by CROWN.

     15. BANM and CROWN acknowledge that they will be entering into one other "Master Tower Lease Agreement" in which BANM herein is Lessee therein and CROWN herein is Lessor therein, which will be executed contemporaneously with this Agreement. The Parties agree that any default or breach of anyother such Agreement shall be considered a default or breach of this Agreement. In the event of a material default or breach of this Agreement, the other Party may, in addition to any other remedies available at law or in equity, declare both "Master Tower Lease Agreements" null and void. However, neither Party shall have the right to declare a default or breach on the part of the other Party or to terminate or declare null and void the Master Tower Lease Agreements until the alleged defaulting Party has had an opportunity to cure as hereinafter set forth. The non-defaulting Party shall provide to the other Party notice setting forth the nature and extent of the default. In the event of a monetary default, the default must be cured within ten (10) days after notice of the same. In the event of a non-monetary default, the defaulting Party shall have thirty (30) days to cure the same, or such extended period as may be required to cure such default provided the defaulting Party commences the cure within the said thirty (30) days period and thereafter continuously and diligently pursues the cure to completion.

     16. CROWN, upon termination of the Agreement, or the applicable supplement, shall, within a reasonable period, remove its equipment, personal property and all fixtures and restore the Property to its original condition, reasonable wear and tear excepted. If such time for removal causes CROWN to remain on the Property after termination of this Agreement, CROWN shall pay rent at the then existing monthly rate or on the then existing monthly pro-rata basis if based upon a longer payment term, until such time as the removal of the equipment, personal property and all fixtures are completed.

     17. Should BANM at any time during the term of any supplement, decide to sell all or any part of the Property to a purchaser other than CROWN, such sale shall be under and subject to this Agreement and any such applicable supplement and CROWN's rights hereunder, and any sale by BANM of the portion of this Property underlying the right-of-way herein granted shall be under and subject to the right of CROWN in and to such right-of-way.

     Should BANM decide to vacate any property, BANM shall notify CROWN sixty
(60) days prior to such vacation. In the event BANM decides to sell any property, CROWN shall have the right of first refusal to meet any bona fide offer of sale on the same terms and conditions of such offer. If CROWN fails to meet such bona fide offer within from forty five (45) days after notice thereof from BANM, BANM may sell the property or portion thereof to such third person in accordance with the terms and conditions of this offer.

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

     18. BANM covenants that CROWN, on paying the rent and performing the covenants shall peaceably and quietly have, hold and enjoy the leased Property.

     19. BANM covenants that BANM is seized of good and sufficient interest to the Property and has full authority to enter into and execute this Agreement. BANM further covenants that there are no other liens, judgments or impediments affecting its interest in the Property. BANM further covenants that there are no easements, rights-of-ways or restrictions which encroach upon the Property which is leased under this Agreement and which interfere with CROWN's use of the Property as contemplated under this Agreement.

     20. It is agreed and understood that this Agreement and all supplements to it contain all the agreements, promises and understandings between BANM and CROWN and that no verbal or oral agreements, promises or understandings shall be binding upon either BANM or CROWN in any dispute, controversy or proceeding at law, and any addition, variation or modification to this Agreement shall be void and ineffective unless made in writing signed by the Parties.

     21. This Agreement and the performance thereof shall be governed, interpreted, construed and regulated by the laws of the state of the location of the Property indicated in the supplement.

     22. This Agreement may be sold, assigned or transferred by CROWN without any prior approval or consent of BANM to CROWN's affiliates or subsidiaries. As to other parties, this Agreement may not be sold, assigned or transferred without the written consent of BANM which such consent will not be unreasonably withheld.

     Within the areas to which this Agreement is applicable as outlined in Exhibit "E" to the Master, CROWN shall have the exclusive right to sublet all or part of the Property subject to the approval of BANM which approval will not be unreasonably withheld or delayed and subject to a different standard of approval and limitation on subletting as set forth in the next paragraph. However, notwithstanding the foregoing, BANM shall have the right to directly sublet to AT&T Wireless, Horizon Cellular Telephone Company of Crawford, L.P., emergency service providers as selected by BANM and to any entity owned, controlled or managed by Bell Atlantic or NYNEX Corporations or any of their affiliates or subsidiaries.

     The Parties further agree and acknowledge that CROWN may not sublet without BANM's prior written consent which consent shall be in the absolute discretion of BANM, any or all of the Property to any competitor of BANM providing cellular or communications carrier services or to any competitor of BANM providing personal communications services. Further, CROWN may not sublet to any entity, owned, controlled or managed by Bell Atlantic or NYNEX Corporations or any of their affiliates or subsidiaries. Additionally, if BANM has in place a master agreement dealing with non-monetary terms and conditions with any third party, CROWN shall be obligated to use said master agreement in subletting to any such third party.

     For purposes of this Section, an affiliate or subsidiary of Bell Atlantic or NYNEX Corporations shall be deemed to be entity in which either corporation directly or indirectly has an ownership, equity or management position of at least two and one-half percent (2-1/2%). With respect to CROWN, an affiliate or subsidiary is an entity in which CROWN owns more than fifty percent (50%)

     23. All notices hereunder must be in writing and shall be deemed validly given if sent by certified mail, return receipt requested, addressed as follows (or any other address that the Party to be notified may have designated to the sender by like notice):

     As to BANM:    Bell Atlantic NYNEX Mobile
                    180 Washington Valley Road
                    Bedminster, New Jersey 07921

                    Attention: Staff Director - Real Estate

     As to CROWN:   Robert Crown
                    Crown Communications
                    Penn Center West III
                    Building #3, Suite 229
                    Pittsburgh, PA 15276

     24. This Agreement shall extend to and bind the heirs, personal representatives, successors and assignees of the Parties hereto. The Parties further agree that all of the provisions in this Agreement shall affect and bind any and all tenants or occupants of the Property who come upon the same through or by agreement with either Party. Each Party shall be fully responsible to ensure that any and all tenants or occupants of the Property who come upon the same through or by agreement with that Party comply with all of the terms and provisions of this Agreement and such Party shall be fully liable and responsible for any breaches of this Agreement by its tenants or occupants.

     25. The Parties acknowledge that BANM's rights in the Property may be derived from a separate agreement with a third party hereinafter referred to as a "Prime Lease Agreement" in which BANM herein is lessee, grantee or licensee therein. If this is the case, the parties to such Prime Lease Agreement and the date of such Prime Lease Agreement shall be designated in the particular supplement, and a copy of said Prime Lease shall be attached as Exhibit " B" to the Supplement, and the following provisions shall be applicable. In the event approval of the prime lessor, grantor or licensor is required in the Prime Lease Agreement, the effectiveness of any supplement concerning such property shall be specifically subject to the obtaining of such approval. Further, all the terms, conditions and covenants contained in this Agreement and any supplement shall be specifically subject to and subordinate to the terms and conditions of any Prime Lease Agreement affecting the Property which is the subject of the particular supplement. In the event any of the provisions of the Prime Lease Agreement supersede or contradict the terms of this Agreement, such terms of this Agreement shall be deemed deleted or superseded to the extent of the contradiction as applicable to the space utilized by CROWN. Further, CROWN agrees to be bound by and agrees to perform all the acts and responsibilities required of the lessee pursuant to the Prime Lease Agreement. Lastly, in the event the Prime Lease Agreement terminates for any reason, the supplement relating to the Property covered by said Prime Lease Agreement, shall be deemed to have terminated effective the date of the termination of the Prime Lease Agreement.

     26. Notwithstanding anything to the contrary contained herein, BANM may terminate any supplement upon three (3) months notice to CROWN in the event the continuation of that supplement is prohibited by, interferes with or will negatively impact BANM as a result of governmental regulation, approval or legislation.

     In the event any previously approved zoning or Governmental permit affecting the use of the property as a communications facility is withdrawn or terminated, the supplement relating to the property covered by said permit or approval shall be deemed to have been terminated effective the date of the termination of the permit or approval.

     27. This Agreement revokes and supersedes any other oral or written agreements between the Parties, whether or not in writing, that pertain to the subject matter described herein.

     28. The Parties agrees that without the express written consent of the other Party, neither Party shall reveal, disclose or promulgate, except to such third party's auditor, accountant or attorney or to a governmental agency if required by regulation, subpoena or government order to do so.

     29. For those properties that BANM owns, BANM agrees to execute a Memorandum of this Lease Agreement which CROWN may record with the appropriate Recording Officer. The date set forth in the Memorandum of Lease is for recording purposes only and bears no reference to commencement of either term or rent payments of a particular supplement.

     30. CROWN agrees that CROWN will use its best efforts to market BANM's sites covered by this Agreement for the mutual benefit of CROWN and BANM.

     31. Any obligations imposed on CROWN in this Agreement shall be equally and fully applicable to any tenants, subcontractors or other third parties that CROWN brings onto BANM's property or comes upon BANM's property through or under the authority of CROWN.

     Any breach by such tenants, subcontractors or other third parties shall be deemed a breach by CROWN under this Agreement and CROWN shall be fully liable and responsible to BANM pursuant to the terms of this Agreement for such breach.

     32. CROWN shall have the right to obtain from the prime lessor at its own cost and expense, a non-disturbance agreement with respect to any mortgages affecting the Property. However, BANM shall have no obligation to obtain or assist in obtaining the non-disturbance in benefit of CROWN. In the event CROWN obtains financing with respect to CROWN's equipment or personal property at a site, BANM hereby waives any claim that it might have in such equipment or personal property superior to the proposed lender or financing institution. BANM agrees to execute any document reasonably necessary to evidence such waiver.

     IN WITNESS WHEREOF, the Parties hereto have set their hands and affixed their respective seals the day and year first above written.

                            CELLCO PARTNERSHIP
                            by Bell Atlantic NYNEX Mobile, Inc.
                            its managing general partner

[SIGNATURE ILLEGIBLE]       BY:  /s/ Richard J. Lynch
----------------------           ----------------------
WITNESS                          Richard J. Lynch
                                 Executive Vice President and
                                 Chief Technical Officer

                            Pittsburgh SMSA, L.P.
                            by Cellco Partnership, its managing general partner by Bell Atlantic NYNEX Mobile, Inc., its managing general partner

[SIGNATURE ILLEGIBLE]       BY:  /s/ Richard J. Lynch
----------------------           ----------------------
WITNESS                          Richard J. Lynch
                                 Executive Vice President and
                                 Chief Technical Officer

                       SIGNATURES CONTINUED ON NEXT PAGE

                          Pennsylvania RSA No. 6 (II), L.P.
                          by Cellco Partnership, its managing general partner.
,
                          by Bell Atlantic NYNEX Mobile, Inc., its managing general partner

[SIGNATURE ILLEGIBLE]     BY:   /s/ Richard J. Lynch
----------------------          ----------------------
WITNESS                         Richard J. Lynch
                                Executive Vice President and
                                Chief Technical Officer

                                Robert A. Crown.
                                d/b/a CROWN COMMUNICATIONS

[SIGNATURE ILLEGIBLE]     BY:   /s/ Robert A. Crown
----------------------          ----------------------
WITNESS                         Robert A. Crown

                           Exhibit "A" to the Master
                                   (1 of 2)

                         MASTER TOWER LEASE SUPPLEMENT

        This Master Tower Lease Supplement ("Lease Supplement") is made and entered into as of this _______________ day of _______________, 199_, by and between ____________________________________ d/b/a Bell Atlantic NYNEX Mobile,
hereinafter designated as "BANM" and Robert A. Crown, d/b/a CROWN COMMUNICATIONS, hereinafter designated as "CROWN", pursuant and subject to that certain Master Tower Lease Agreement (the "Master Agreement") by and between the Parties hereto, dated as of December __, 1995. All capitalized terms have the meanings described to them in the Master Agreement.

        1. The Parcel shall consist of that certain parcel of property, located in the City of _____________, the County of ____________________, and the State
of _________________, more particularly described as a _________' by __________'
parcel containing approximately ___________ square feet situated at __________ _________________________________ (add legal description), together with the non-exclusive right for ingress and egress, seven (7) days a week twenty-four
(24) hours a day, on foot or motor vehicle, including trucks, and for the installation and maintenance of utility wires, poles, cables, conduits, and
pipes over, under, or along a __________ (    ') foot wide right-of-way
extending from the nearest public right-of-way, _____________________ to the demised premises, said premises and right-of-way for access being substantially as described herein in Exhibit "A" to the Supplement attached hereto and made a part hereof.

        2. CROWN's antenna(s) shall consist of _________ antennas, each described in terms of type, size, frequency, effective radiated power, and height on the tower outlined as follows:

        Manufacturer and type-number:                   ______
                                                        ______
                                                        ______
        Number of antennas:                             ______
        Weight and dimension of antenna(s) (LxWxD):     ______
        Transmission line mfr. & type no.:              ______
        Diameter and length/transmission line:          ______
        Height of antenna(s) on tower:                  ______
        Direction of radiation:                         ______
        Equipment building/floor space dimensions:      ______

        3. The first (1st) annual rental payment due and payable by CROWN to BANM is $___________ per year, payable in accordance with the Master Agreement. Any future rent adjustments shall be calculated in accordance with Exhibit "F" of the Master Agreement.

        4. The Commencement Date of this Supplement shall be as outlined in Paragraph 3 of the Master Agreement except if another commencement date applies, in which event it is specified as _________________, 19 .

        5. The Parties acknowledge that BANM's rights in the property derive from a certain Lease Agreement dated ______________________ between BANM herein and ________________________ hereinafter referred to as the "Prime Lease" and attached hereto as Exhibit "B" to the Supplement. BANM shall not terminate the Prime Lease prior to the expiration of its term or any subsequent extension terms without the express written consent of CROWN. In the event BANM receives any written notice of failure to pay or failure to perform any covenant, agreement or obligation, BANM shall notify CROWN of such notice as soon as the notice is received.

                           Exhibit "A"to the Master
                                   (2 of 2)

by BANM pursuant to the terms of the Prime Lease and CROWN may take any such actions to cure any such failure if

BANM fails to cure the same within sixty (60) days. CROWN shall be under no obligation to take such action but may do so solely at its own discretion. In the event CROWN pays any amount or performs any obligations on behalf of BANM pursuant to the terms of the Prime Lease, CROWN may deduct such amounts paid or the reasonable value of the performance from the amount that would otherwise be due from CROWN to BANM pursuant to this Agreement.

     IN WITNESS WHEREOF, the Parties hereto have set their hands and affixed their respective seals the day and year first above written.

                                        __________________________
                                        CELLCO PARTNERSHIP
                                        by Bell Atlantic NYNEX Mobile, Inc.
                                        its managing general partner

__________________________        BY:   __________________________
WITNESS                                 Richard J. Lynch
                                        Executive Vice President and
                                        Chief Technical Officer


                                        Robert A. Crown,
                                        d/b/a CROWN COMMUNICATIONS


__________________________        BY:   __________________________
WITNESS                                 Robert A. Crown

                         EXHIBIT "A" to the Supplement

                             Property Description

                         EXHIBIT "B" to the Supplement

                             PRIME LEASE AGREEMENT

                          Exhibit "B" to the Master

                  CURRENT PROPERTIES LEASED BY BANM TO CROWN


SITE                     SITE DESIGNATION              TENANT
----                     ----------------              ------
PIT BZZ (Mc Murray)           32                       Pagenet
                                                       USA Mobile

PIT C (Irwin)                 11                       Pagenet

PIT JVV (Plum)                14                       Pagenet
                                                       Winstar

PIT L (Hampton)                4                       Pagenet

PIT L94A (West Deer)          85                       Pagenet

PIT R (Aliquippa)             33                       Pagenet

PIT V (Vandergrift)           92                       Armstrong County 9-1-1

PIT XY (New Stanton)          52                       Pagenet

GRE D (Waynesburg)            80                       American Paging

                           EXHIBIT "C" to the Master

                                                        Date Received: ________
                                                          Page 1 of 3

                          BELL ATLANTIC NYNEX MOBILE
                              TOWER SITE LEASING
                                APPLICANT FORM


I.     GENERAL INSTRUCTIONS

       Please fill out the appropriate information and attach your check for the non-recurring fee and return to:

          Herb Hungerman                   with a copy to: Terri Taylor-Mikes
          Bell Atlantic NYNEX Mobile                 Bell Atlantic NYNEX Mobile
          Pittsburgh, PA                             fax (908) 306-7735
          fax (412) 496-6171

II.    COMPANY INFORMATION

  Company Name:                              _________________________________

  Address:                                   _________________________________

                                             _________________________________

  Contact Name:                              _________________________________

  Contact Title:                             _________________________________

  Contact Reach Number:                      _________________________________

  Brief description of purpose of system:    _________________________________

                                             _________________________________

  Contract to be executed by:                _________________________________

III.   BANM SITE OF INTEREST

  Street Address:                            _________________________________

  Town, State:                               _________________________________

  Latitude:                                  _________________________________

  Longitude:                                 _________________________________

================================================================================
(INTERNAL USE ONLY)

Site Designation:                                _____________________________

Tower Height/Type:                               _____________________________

Building Size:                                   _____________________________

Tenants:                                         _____________________________
                                                                 Page 2 of 3

IV.  NON-RECURRING FEES

     One-Time Non-Recurring Fee:

     Payable to:                               ______________________________

                         (ATTACH CHECK TO APPLICATION)
          The above fee is a one-time non-recurring and non-refundable processing fee. The payment of and the acceptance of this processing fee do not constitute any express or implied approval of this application. Whether the application is
               approved or not, the processing fee shall not be returned or refunded in whole or in part.



V.   ANTENNA INFORMATION

 Manufacturer and Type:                      ________________________________

 Number of Antennas:                         ________________________________

 Weight and Height of Antenna(s):            ________________________________

 Transmission Line Mfr. and Type No.         ________________________________

                                                    "          "
 Diameter and Length of Transmission Line:   ________ X ________

 Height of Antenna(s) on Tower:              ________________________________

 Tower Leg:                                  ________________________________

 Direction of Radiation:                     ________________________________

 Rated Power                                 ________ Watts ERP

 Transmit Frequency:                         ________ MHz

 Receive Frequency:                          ________ MHz

VI.  BASE STATION EQUIPMENT

 Manufacturer:                               ________________________________

 Model Number:                               ________________________________

 Power Outputs (WATTS):                     _________________________________

VII. TRANSMITTER INTERMOD PROTECTION

  Ferrite Isolator Mfr:                          Model:
                                   _____________        _____________
  Isolation (db):                  _____________        _____________
                                   _____________        _____________
  Duplexor Mfr:                                  Model:
  Frequencies (MHz):               _____________        _____________
                                   _____________        _____________
                                   _____________        _____________
  Multi Channel Combiner Mfr:                    Model:
                                   _____________        _____________
                                   _____________        _____________
                                   _____________        _____________
                                                 Model:
  Band Pass Cavity Mfr:            _____________        _____________
  Number of Cavities:              _____________        _____________
  Frequency (MHz):                 _____________        _____________
                                   _____________        _____________
  Band Pass Filter Mfr:                          Model:
  Frequency Range (MHz):           _____________        _____________
                                   _____________        _____________
                                   _____________        _____________
  Notch Filters Mfg.:                            Model:
                                   _____________        _____________
  Number of Notches:                      Frequency Range (MHz):
                              ___________                       ___________


VIII.  LAND/BUILDING/POWER REQUIREMENTS

   Building/Shelter Size:                    ________________________

   Building/Shelter Type:                    ________________________

   Required AC Power                         ________________________


IX.  ATTACH MANUFACTURER'S SPECIFICATIONS OF ANTENNAS, EQUIPMENT AND SHELTER.

           THIS APPLICATION IS SUBJECT TO BELL ATLANTIC NYNEX MOBILE
                       ENGINEERING APPROVAL AND MAY ALSO
                  BE SUBJECT TO LOCAL ZONING OR CONSTRUCTION
                 APPROVAL WHICH MAY REQUIRE LANDOWNER CONSENT

                         Exhibit "D" to the Master

                              Revision: 4/6/95
                               SITE STANDARDS
                               --------------

1.   GENERAL

A.   PURPOSE

The purpose of these Site Standards is to create a quality site installation. These standards are to be in effect for each site at which CROWN has equipment in, on or at the site and at which CROWN has a right to occupy pursuant to the lease to which this document is an attachment.

B.   STATE AND NATIONAL STANDARDS

1. All installations must conform with all state and national regulations and the following state and national codes or any supplements, amendments or provisions which supersede them:

     a.   American National Standards Institute:
          ANSI/EAI-222E Structural Standards for Steel Antenna Towers and Antenna Supporting Structures
     b.   Federal Aviation Administration Regulations:
          Vol. XI, Part 77 Objects Affecting Navigable Airspace
          Advisory Circular Obstruction Marking and Lighting AC 70/7460 Advisory Circular High Intensity Obstruction Lighting Systems AC 150/5345-43,
          FAA/DOD Specifications L-856
     c.   Federal Communications Commission Rules and Regulations:
          Code of Federal Construction, Marking and Lighting of Antenna Regulations Title 47 Structures Chapter 1, Part 17
     d.   National Electrical Code
     e. Building Officials and Code Administrators International, Inc. Basic National Building Code
          Basic National Mechanical Code
          State Building Code
     f.   National Fire Protection Association
          Code 101 - Life Safety
          Code 90A - Air Conditioning and Ventilating Systems
          Code 110 - Emergency and Standby Power Systems
     g.   State Fire Safety Code
     h.   Occupational Safety and Health Administration
          Safety and Health Standards (29 CFR 1910) General Industry Subpart R Special Industries
          1910.268 Telecommunications
          1926.510Subpart M Fall Prevention
     i. Motorola Grounding Guideline for Cellular Radio Installations, Document No. 68P81150E62,7/23/92 OR AT&T
               AUTOPLEX (R) Cellular Telecommunications Systems, Lightning Protection and Grounding, Customer Information Bulletin 148B, August 1990, or latest revision.

C.   GENERAL/APPROVAL

1. All users shall furnish the following to BANM prior to installation of any equipment:

     a. Completed Application. (CROWN must make new Application to BANM for change in Antenna position or type.)
     b.   Fully executed supplement.
     c.   Copies of FCC Licenses and construction/building permits.
     d. Final site plan outlining property boundaries, improvements, easements and access.
     e. Accurate block diagrams showing operating frequencies, all system components (active or passive) with gains and losses in dB, along with power levels.

2. The following will not be permitted at the facility without the prior written consent of BANM.

     a. Any equipment without FCC type acceptance or equipment which does not conform to FCC rules and regulations.
     b.   Add-on power amplifiers.

     c.   "Hybrid" equipment with different manufacturers' RF strips.
     d.   Open rack mounted receivers and transmitters.
     e. Equipment with crystal oscillator modules which have not been temperature compensated.
     f.   Digital/analog hybriding in exciters, unless type-accepted.
     g. Non-continuous duty rated transmitters used in continuous duty applications.
     h. Transmitter outputs without a harmonic filter and antenna matching circuitry.
     i.   Change in operating frequency(ies).
     j.   Ferrite devices looking directly at an antenna.
     k.   Nickel plated connectors.
     l.   Cascaded receiver multicouplers/preamps.

3.   All emergencies are to be reported immediately to 1-800-852-2671.

D.   LIABILITY

It shall be the responsibility of CROWN to comply with all of the site standards set forth herein. CROWN specifically agrees to indemnify and hold harmless BANM against any claim of liability, loss, damage or costs including reasonable attorney's fees, arising out of or resulting from CROWN's non-compliance with the standards set forth herein.

E.   INSPECTION

BANM reserves the right to inspect CROWN's area without prior notice at any time during the term of the Lease Agreement in order to ensure compliance with the standards set forth herein. Any such inspection shall be solely for the benefit and use of BANM and does not constitute any approval of or acquiescence to the conditions that might be revealed during the course of the inspection.

BANM reserves the right to inspect BANM's area without prior notice.

F.   DISCLAIMER OF RESPONSIBILITY

It is the intention of BANM and CROWN that the standards set forth herein are part of the Agreement between them. It is specifically agreed that they are not intended to be relied upon or to benefit any third party. Further, BANM shall have no liability or responsibility to any third party as a result of the establishment of the standards set forth herein, any inspection by BANM of CROWN's area in order to determine compliance with the standards, the sufficiency or lack of sufficiency of the standards, or CROWN's compliance or non-compliance with the standards, and CROWN agrees to indemnify and hold harmless BANM against any claim by a third party resulting from such theories.

G.   NOTICES

All contacts or notices required or permitted by the CROWN pursuant to these Site Standards shall be provided in writing to BANM's Director - Operations or his or her designee and any approval or consent by the BANM shall only be effective if executed in writing by the BANM's Director - Operations or his or her designee.

II.  RADIO FREQUENCY INTERFERENCE PROTECTIVE DEVICES

A. If due to CROWN's use or proposed use, there exists any change to the RF environment it will be at BANM's sole discretion to require any or all of the following:

1. IM protection panels can be installed in lieu of separate cavity and isolator configurations. BANM approval required.
2.   30-76 Mhz
     - Isolators required
     - TX output cavity - minimum of 20 Db rejection @ plus or minus 5 Mhz
3.   130-174 Mhz
     - Isolators - minimum of 30 Db with bandpass cavity
4.   406-512 Mhz
     - Isolators - minimum of 60 Db with bandpass cavity
5.   806-866 Mhz
     - Isolators - minimum of 60 Db with bandpass cavity
6.   866 Mhz and above - as determined by BANM.

B. Additional protective devices may be required based upon BANM's evaluation of the following information:

1.   Theoretical Transmitter (TX) mixes.
2.   Antenna location and type
3.   Combiner/multicoupler configurations

4.   Transmitter specifications
5.   Receiver specifications
6.   Historical problems
7.   Transmitter to transmitter isolation
8.   Transmitter to antenna isolation
9.   Transmitter to receiver isolation
10.  Calculated and measured level of Intermodulative (IM) products
11.  Transmitter output power
12.  Transmitter Effective Radiated Power (ERP)
13.  Spectrum analyzer measurements
14.  Voltage Standing Wave Radio (VSWR) measurements
15.  Existing cavity selectivity

C. CROWN will be required to immediately correct excessive cabinet leakage which causes interference to other tenants.

III. ANTENNAS AND ANTENNA MOUNTS

A. All mounting hardware to be utilized by CROWN to be as specified by tower manufacturer and approved by BANM.
B. Connections to be taped with stretch vinyl tape (Scotch #33-T or equivalent) and Scotchkoted or equivalent (including booted pigtails).
C.   Must meet manufacturer's VSWR specifications.
D.   Any corroded elements must be repaired or replaced.
E. Must be DC grounded type, or have the appropriate lightning protection as determined by BANM.
F.   No welding or drilling on mounts will be permitted.
G. All antennas must be encased in fiberglass radomes and be painted or impregnated with a color designated by BANM as the standard antenna color for aesthetic uniformity.

IV.  CABLE

A.   All antenna lines to be approved by BANM.
B. All transmission line(s) will be installed and maintained to avoid kinking and/or cracking.
C. Tagged with weatherproof labels showing manufacturer, model, and owner's name at both ends of cable run.
D.   Any cable fasteners exposed to weather must be stainless steel.
E. All interconnecting cables/jumpers must have shielded outer conductor and approved by BANM.
F. Internally, all cable must be run in troughs or on cable trays and on cable or waveguide bridges at intervals of no less than 3'. Externally, all cable must be attached with stainless steel hangers and non-corrosive hardware.
G. All unused lines must be tagged at both ends showing termination points with the appropriate impedance termination at each end.
H.   All AC line cords must be 3 conductor with grounding plugs.
I. All antenna transmission lines shall be grounded at both the antenna and equipment ends and at building entry point, with the appropriate grounding kits.
J. All cables running to and from the exterior of the cabinet must be 100% ground shielded. Preferred cables are: Heliax, Superflex or braided grounds with foil wrap.

V.   CONNECTORS

A. Must be Teflon filled, UHF or N type, including chassis/bulkhead connectors.
B.   Must be properly fabricated (soldered if applicable) if field installed.
C. Must be taped and Scotchkoted or equivalent at least 4" onto jacket if exposed to weather.
D. Male pins must be of proper length according to manufacturer's specifications.
E.   Female contacts may not be spread.
F.   Connectors must be pliers tight as opposed to hand tight.
G.   Must be silver plated or brass.
H. Must be electrically and mechanically equivalent to Original Equipment Manufacturers (OEM) connectors.

VI.  RECEIVERS

A.   No RF preamps permitted in front end unless authorized by BANM.
B.   All RF shielding must be in place.
C.   VHF frequencies and higher must use helical resonator front ends.

D. Must meet manufacturer's specifications, particularly with regard to bandwidth, discriminator, swing and symmetry, and spurious responses.
E. Crystal filters/pre-selectors/cavities must be installed in RX legs where appropriate.
F.    All repeater tone squelch circuitry must use "AND" logic.

VII.  TRANSMITTERS

A.    Must meet original manufacturer's specifications.
B.    All RF shielding must be in place.
C.    Must have a visual indicator of transmitter operation.
D. Must be tagged with CROWN's name, equipment model number, serial number, and operating frequency(ies).
E.    All low-level, pre-driver and driver stages in exciter must be shielded.
F.    All power amplifiers must be shielded.
G.    Output power may not exceed that specified on CROWN's FCC License.

VIII. COMBINERS/MULTICOUPLERS

A.    Shall at all times meet manufacturer's specifications.
B.    Must be tuned using manufacturer approval procedures.
C.    Must provide a minimum of 60 Db transmitter to transmitter isolation.

IX.   CABINETS

A. All cabinets must be bonded together and to the equipment building ground system.
B.    All doors must be secured.
C. All non-original holes larger than 1" must be covered with copper screen or solid metal plates.
D. Current license for all operating frequencies should be mounted on the cabinet exterior for display at all times.

X.    INSTALLATION PROCEDURES

A. Any tower work must be scheduled with BANM using only BANM approved contractors at least 48 hours in advance of site work. CROWN will be responsible for any and all fees associated with said work.
B. Installation may take place only after BANM has been notified of the date and time in writing, and only during normal working hours unless otherwise authorized beforehand.
C. Equipment may not be operated until final inspection of installation by BANM, which shall not be unreasonably withheld.
D. Any testing periods are to be approved in advance by BANM and within the parameters as defined by BANM.

XI.   MAINTENANCE/TUNING PROCEDURES

A.    All external indicator lamps/LED's must be working.
B.    Equipment parameters must meet manufacturer's specifications.
C. All cover, shield and rack fasteners must be in place and securely tightened.
D. Local speakers and/or orderwire systems must be turned off except during service, testing or other maintenance operations.

XII.  INTERFERENCE DIAGNOSTIC PROCEDURES

      The CROWN must cooperate immediately with BANM when called upon to investigate a source of interference, whether or not it can be conclusively proven that CROWN's equipment is involved.

XIII. TOWER

      This section deals with items which are to be mounted on, attached to or affixed to the tower.

A.    ICE SHIELDS

      At BANM's sole discretion, protective ice shields may be required and manufacturer of ice shield will be determined by BANM.

B.    CLIMBING BOLTS AND LADDERS

      All attachments made to the tower shall be made in such a manner as not to cause any safety hazard to other users or cause any restriction of movement on, or to any climbing ladders, leg step bolts or safety cables provided.

C.    BRIDGE

1. Installation of a cable bridge shall be at BANM's sole discretion and with BANM's approval.

2. If required, and in accordance with the manufacturer's recommendations for the spacing of supports on horizontal runs for the particular type of cable or waveguide, the cable or waveguide shall be secured to the brackets on the bridge using clamps and hardware specifically manufactured for that purpose.
3. No cable or waveguide run shall be clamped, tied or in any way affixed to a run belonging to BANM or any other licensee/lessee.

D.    CABLE LADDER AND WAVEGUIDE

1. CROWN shall install a ladder for the vertical routing of cable and waveguide. From the horizontal to vertical transition at the point where the bridge meets the tower to the point at which the cable or waveguide must leave the bridge to route to the antenna, all cable and waveguide is to be attached to the ladder in accordance with the recommendations of the manufacturer of the cable or waveguide.
2. No cable or waveguide run shall be clamped, tied or any way affixed to a run belonging to BANM or any other licensee/lessee.

E.    DISTRIBUTION RUNS

1. Cable or waveguide runs from the cable ladder to the point at which they connect to the antenna shall be routed alone tower members in a manner producing a neat and professional site appearance.
2. Cable and/or waveguide runs shall be specifically routed so as not to impede the safe use of the tower leg or climbing bolts, or to restrict the access of BANM or any other licensee/lessee.
3. Distribution runs shall be clamped to the tower in accordance with the recommendations of the manufacturer of the cable or waveguide.
4. No cable or waveguide run shall be clamped, tied or in any way affixed to a run belonging to BANM or any other licensee/lessee.

F.    LENGTHS

1. Cable and/or waveguide runs shall not be longer than necessary to provide a proper connection and normal maintenance and operation.
2. No coiled lengths shall be permitted on the tower, bridge or on the ground.

G.    ENTRY

1. Entry of the cable or waveguide to the interior of the shelter shall be via ports provided in the shelter wall.
2. Cable and/or waveguide entering a port shall be provided with a boot to seal the port; the boot shall be a Microflect or equivalent commercial product made specifically for the type of cable or waveguide and for diameter of the entry port, and approved by BANM before installation. It shall be installed in accordance with the instructions of the manufacturer and the port shall be sealed against the intrusion of moisture.

XIV.  EQUIPMENT LOCATED WITHIN BANM'S EQUIPMENT BUILDING

A.    EQUIPMENT INSTALLATION REQUIREMENTS
1. Any mounting to walls either outside or inside BANM's building must be pre-approved by BANM.
2. All racks and equipment are to be plumb and true with the walls and floor of the shelter and reflect an installation consistent with the electrical and operational requirements of the equipment and appearance standards of a professional installation.
3. Racks are to be bolted to the floor and aligned on the center line as in the site drawing provided to the BANM.
4.    Racks are not to be attached to the cable trays.

B.    TRANSMISSION LINES AND/OR WAVEGUIDE ROUTING

1. Cable trays and/or troughs are required within the shelter for the routing of cable and waveguide to the equipment racks and termination points.
2.    All cable and waveguide shall be placed and secured to the cable tray.

C.    LENGTHS

1. Cable and/or waveguide runs in the equipment shelter shall not be longer than necessary in order to provide a proper connection.
2. While adequate slack for purposes of maintenance and operation is permitted, no coiled lengths on the tray or elsewhere in the shelter are permitted for normal maintenance and operation.

XV.   GROUNDING

1. CROWN must adhere to other the Motorola or AT&T grounding specification outlined above based on BANM's equipment at facility.
2.     All exterior grounding shall be C.A.D. welding.
3.     All antennas shall be bonded to the tower.
4. Cable and waveguide shall be grounded as a minimum at three specific points, and for vertical runs in excess of 200 feet at intermediate points.
5. All cable and waveguide shall be grounded to the tower at the point where the run effectively breaks from the tower for its connection to the antenna, using clamps and hardware specifically manufactured for that purpose.
6. On the vertical portion of the cable or waveguide run, just above where it starts to make its transition from a vertical tower to a horizontal bridge run, all cable and waveguide shall be grounded to the tower using clamps and hardware specifically manufactured for that purpose.
7. On the exterior of each shelter, at a point near the entry ports, a grounding plate must be provided for terminating ground leads brought from the cable and waveguide. Each cable and waveguide run shall be grounded at this point using clamps and hardware specifically manufactured for that purpose.
8. On cable and waveguide installations where the vertical tower length exceeds 200 feet, the run shall be grounded at equally spaced intermediate points along the length of the run so as not to have a distance between grounding points longer than 100 feet.
9. Cable and waveguide grounding leads shall connect to a separate point for each run to the common ground point.
10. Grounding straps shall be kept to a minimum length and as near as possible to vertical down lead and shall be consistent with the restraints of protective dress and access.
11. Grounding plates must be provided for single point access to the site grounding system. Each rack shall have a proper sized, insulated ground lead from the rack safety and signal grounds to one of the grounding points on the ground plate.
12. The insulated ground lead shall follow the route of and be placed in the cable tray.
13.    Each rack shall be separately grounded.
14. All modifications to grounding system must meet BANM's impedance specification.

XVI.   ELECTRICAL

1.     Power requirements must be approved, in advance by BANM.
2. Polarized electrical outlets should be installed for all transmitters when possible.
3.     Surge protection is required for all base stations.

XVII.  ELECTRICAL DISTRIBUTION

       All electrical wiring from the distribution breaker panel shall be via rigid metal conduit, thin wall, routed along the underside of the cable tray to a point directly above the equipment rack. From this point, CROWN may select how to distribute to its equipment or rack.

XVIII. TEMPORARY LOADS

I. Test equipment, soldering irons or other equipment serving a test or repair function may be used only if the total load connected to any single dual receptacle does not exceed 15 amps.
2. Test equipment to be in place for more than seven (7) days will require prior approval of the BANM.

XIX.   HEATING, VENTILATING, AND AIR CONDITIONING

       Any additional equipment or equipment upgrade having a greater heat dissipation requirement than the existing system will be the responsibility of CROWN and if different than specified in the Application cannot be installed without the prior approval of the BANM.

XX.    DOORS

       Equipment building doors shall be kept closed at all times unless when actually moving equipment in or out.

XXI.   SITE APPEARANCE

1. Services to maintain the appearance and integrity of the site will be provided by the BANM and will include scheduled cleaning of the shelter interiors.
2. Each licensee/lessee is expected and required to remove from the site all trash, dirt and other materials brought into the shelter, or onto the site during their installation and maintenance efforts.
3.     No food or drink is allowed within the equipment shelter.
4.     No smoking is allowed on the tower site.

XXII.  STORAGE

       No parts or material may be stored on site by CROWN.

XXIII. DAMAGE
       CROWN shall report to BANM any damage to any item of the facility, structure, component or equipment, whether or not caused by CROWN.

XXIV.  REPORTING ON SITE
1. Personnel on site shall be required to communicate with the Network Operating Center by calling 1-800-852-2671 and report their arrival on site, identify, purpose, expected and actual departure times.
2. Emergency 24 hour contact number(s) must be displayed on outside of equipment cabinet/building.

                           Exhibit "E" to the Master

               RESTRICTED COUNTIES WITHIN PITTSBURGH SUPERSYSTEM


PITTSBURGH MSA     STEUBENVILLE MSA  WEST VIRGINIA 6    PENNSYLVANIA 2
--------------     ----------------  ---------------    --------------
Allegheny          Carroll           Boone              Cameron
Beaver             Jefferson         Lincoln            Elk
Washington         Brooke            Logan              Mc Kean
Westmoreland       Hancock           Mc Dowell
                                     Mingo
                                     Wyoming

OHIO 7             WEST VIRGINIA 7   PENNSYLVANIA 6.2   OHIO 10
------             ---------------   ----------------   -------
Guernsey           Fayette           Armstrong          Athens
Harrison           Greenbrier        Butler             Meigs
Monroe             Mercer                               Morgan
Noble              Monroe                               Vinton
Tuscarawas         Raleigh
                   Summers

PENNSYLVANIA 7     ALTOONA MSA       PENNSYLVANIA 9     JOHNSTOWN MSA
--------------     -----------       --------------     -------------
Clearfield         Blair             Fayette            Cambria
Indiana                              Greene             Somerset
Jefferson

PENNSYLVANIA 11.2  CHARLESTON MSA    WEST VIRGINIA 1    HUNTINGTON MSA
-----------------  --------------    ---------------    --------------
Huntingdon         Kanawha           Calhoun            Boyd
Mifflin            Patman            Jackson            Carter
                                     Mason              Greenup
                                     Roane              Lawrence
                                                        Cabell
                                                        Wayne

WEST VIRGINIA 2    WHEELING MSA
---------------    ------------
Doddridge          Belmont
Gilmer             Marshall
Lewis              Ohio
Ritchie
Tyler
Wetzel

                           EXHIBIT "F" to the Master


                         MASTER LEASE PRICING MATRIX
A.   Antennas
     --------
[*] (Tower mounted with one (1) associated coaxial cable per antenna).

[*] (To be mounted 50'or lower on tower or along ice bridge.)

Plastic satellite receive dish (4' diameter or less).
Mounted @ 50'or lower: [*]
Mounted @ 50'or above: Rate schedule below applies. May be permanently mounted on CROWN's equipment shelter roof at no charge.


B.   Microwave/Satellite Dish
     ------------------------

Size                          Monthly Rental      Annual Rental
----                          --------------      -------------
2' (incl. .75 meter)              [*]                 [*]
4'                                [*]                 [*]
6'                                [*]                 [*]
8'                                [*]                 [*]
10'                               [*]                 [*]
Ground Mounted                    [*]                 [*]


C.   Buildings/Equipment Shelters
     ----------------------------

Size                          Monthly Rental      Annual Rental
----                          --------------      -------------
Up to 360 sq. ft.                [*]                 [*]
361 to 420 sq. ft.               [*]                 [*]
421 to 560 sq. ft.               [*]                 [*]
BANM must approve placement on site plan before installation by CROWN.

D.   Internal Building/Shelter Space
     -------------------------------
[*]/annually. BANM has the sole right to determine if space is available.

E.   Temporary Installations (e.g. Generator Room)
     --------------------------------------------

During the period of time when CROWN is acquiring local governmental approvals, CROWN shall be allowed, with prior written consent from BANM, to install one (1) radio base station cabinet (not to exceed 2' x 3' x 6') in BANM's generator room (if available) for a period not to exceed six (6) months. CROWN may extend for one (1) additional six (6) month period in the event that CROWN's local governmental approvals have not been granted and provided CROWN obtains written approval in advance from BANM. However, CROWN will remove its radio base station cabinet immediately upon the completion of the CROWN equipment building.

The monthly rental under this temporary occupancy provision shall be equal to the monthly rental of the completed facility as set forth in item "C" above. CROWN will pay for electrical services as outlined below.

     Utilities
     ---------

     In all cases except temporary installations in generator rooms, electrical service is the responsibility of CROWN. When temporary installation is permitted inside the generator room, CROWN shall pay BANM [*] per month for electrical service in addition to the monthly rental as outlined earlier.

     Emergency Generators
     --------------------

???? emergency generators must be fully contained inside CROWN's equipment building. Permanent outside installations are not permitted. With written approval from BANM, CROWN may connect to BANM's generator on those limited sites where CROWN is required to provide an alternate power source. All installation costs are the responsibility of CROWN. Installation must be performed to BANM standards. Approval is contingent upon BANM having excess capacity on its generator. Monthly fee of [*] applies.


____________________________
     /1/   All dishes heights will be at the minimum height requirement per
Comsearch frequency coordination to insure quality service and reliability and reduce tower loading.

All microwave dishes larger than 2' must contain a radome cover.

All grid dishes must contain operational de-icers.

[*] Indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

                       [LOGO]  CERTIFICATE OF INSURANCE                                     ISSUE DATE (MM/DD/YY)
                                                                                                  12-19-95

PRODUCER                                                        --------------------------------------------------------------------
                                                                THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND
                                                                CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE
                                                                DOES NOT AMEND. EXTEND OR ALTER THE COVERAGE AFFORDED BY THE
                                                                POLICIES BELOW.
                                                                --------------------------------------------------------------------

                                                                              COMPANIES AFFORDING COVERAGE

                                                                COMPANY
                                                                LETTER    A        Insurance Carrier

                                                                COMPANY
                                                                LETTER    B
INSURED
                                                                COMPANY
                                                                LETTER    C
     "Tenant and/or Subcontractor"
                                                                COMPANY
                                                                LETTER    D

                                                                COMPANY
                                                                LETTER    E

------------------------------------------------------------------------------------------------------------------------------------
 COVERAGES
   THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY
   PERIOD INDICATED, NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH
   THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN. THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IN SUBJECT TO ALL THE
   TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

 CO                                                   POLICY EFFECTIVE    POLICY EXPIRATION
LTR       TYPE OF INSURANCE      POLICY NUMBER         DATE (MM/DD/YY)     DATE (MM/DD/YY)                   LIMITS
------------------------------------------------------------------------------------------------------------------------------------
    GENERAL LIABILITY                                                                       GENERAL AGGREGATE            $ 2,000,000
A                                                                                           ----------------------------------------
    X  COMMERCIAL GENERAL LIABILITY                                                         PRODUCTS-COMP/OP AGG.        $ 2,000,000
          CLAIMS MADE X OCCUR.                         01/01/96          01/01/97           ----------------------------------------
                                                                                            PERSONAL & ADV. INJURY       $ 1,000,000
       OWNER'S & CONTRACTOR'S PROT.                                                         ----------------------------------------
    X  Independent Contr.                                                                   EACH OCCURRENCE              $ 1,000,000
                                                                                            ----------------------------------------
                                                                                            FIRE DAMAGE (Any one fire)   $    50,000
                                                                                            ----------------------------------------
                                                                                            MED. EXPENSE(Any one person) $     5,000
-----------------------------------------------------------------------------------------------------------------------------------
    AUTOMOBILE LIABILITY                                                                    COMBINED SINGLE              $
A   X  ANY AUTO                                        01/01/96           01/01/97          LIMIT                        $ 1,000,000
       ALL OWNED AUTOS
       SCHEDULED AUTOS                                                                      BODILY INJURY
       HIRED AUTOS                                                                          (Per person)                 $
       NON-OWNED AUTOS
       GARAGE LIABILITY                                                                     PROPERTY DAMAGE              $
------------------------------------------------------------------------------------------------------------------------------------
    EXCESS LIABILITY                                                                        EACH OCCURRENCE              $ 5,000,000
A   X  UMBRELLA FORM                                   01/01/96           01/01/97          AGGREGATE                    $ 5,000,000
       OTHER THAN UMBRELLA FORM
------------------------------------------------------------------------------------------------------------------------------------
A   WORKER'S COMPENSATION                                                                   X  STATUTORY LIMITS
         AND                                           01/01/96           01/01/97          EACH ACCIDENT                $ 1,000,000
    EMPLOYERS' LIABILITY                                                                    ----------------------------------------
                                                                                            DISEASE-POLICY LIMIT         $ 1,000,000
                                                                                            ----------------------------------------
                                                                                            DISEASE-EACH EMPLOYEE        $ 1,000,000
------------------------------------------------------------------------------------------------------------------------------------
    OTHER
A   All Risk Property Ins.
    (Equipment & Tools)                                01/01/96          01/01/97           Full Replacement Value
    Auto Physical Damage
------------------------------------------------------------------------------------------------------------------------------------
  DESCRIPTION OF OPERATIONS/LOCATIONS/VEHICLES/SPECIAL ITEMS
    Bell Atlantic NYNEX Mobile,. Pittsburgh SMSA L.P. & PA RSA 6 (II), CellCo Partnership and all subsidiary companies and any applicable landlord & affiliates are added as Additional Insured on the General Liability, Auto Liability & Excess Liability
    policies indicated above as respects any and all work performed at any location.
------------------------------------------------------------------------------------------------------------------------------------
  CERTIFICATE HOLDER                                            CANCELLATION

    Cellco Partnership                                          SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE
    D/B/A/ Bell Atlantic Mobile NYNEX Mobile                    THE EXPIRATION DATE THEREOF, THE ISSUING COMPANY WILL
    201 Bursca Drive                                            ENDEAVOR TO MAIL 30 DAYS WRITTEN NOTICE TO THE CERTIFICATE
    Bridgeville, PA 15017                                       HOLDER NAMED TO THE LEFT, BUT FAILURE TO MAIL SUCH NOTICE
                                                                SHALL IMPOSE NO OBLIGATION OR LIABILITY OF ANY KIND UPON
    Attn: Herb Hungerman                                        THE COMPANY, ITS AGENTS OR REPRESENTATIVES.
                                                                --------------------------------------------------------------------
                                                                 AUTHORIZED REPRRESENTATIVE
          Certificate #:[    1063]

 ACORD 25-S (7/90)                                                                                              (C) ACORD CORPORATE
 --------------------------------------------------------  28  ---------------------------------------------------------------------


                                                                ISSUE DATE (MM/DD/YY)

      ACORD.   CERTIFICATE OF INSURANCE
                                                                        12-19-95

                              -------------------------------------------------------
PRODUCER                      THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION
                              ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER.
                              THIS CERTIFICATE DOES NOT AMEND, EXTEND OR ALTER THE
                              COVERAGE AFFORDED BY THE POLICIES BELOW.
                              -------------------------------------------------------

                                          COMPANIES AFFORDING COVERAGE
                              COMPANY A  Insurance Carrier
                              LETTER

                              COMPANY B
                              LETTER

INSURED

      Crown Communications    COMPANY C
      Penn Center West III    LETTER
      Suite 229
      Pittsburgh, PA          COMPANY D
                              LETTER

                              COMPANY E
                              LETTER

-----------------------------------------------------------------------------------------------------------------------------
COVERAGES

 THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED
 TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY
 REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT
 TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED
 BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND
 CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

co     TYPE OF INSURANCE     POLICY NUMBER  POLICY EFFECTIVE    POLICY EXPIRATION                   LIMITS
LTR                                          DATE (MM/DD/YY)      DATE (MM/DD/YY)
-----------------------------------------------------------------------------------------------------------------------------
 GENERAL LIABILITY                                                                GENERAL AGGREGATE  -            $  2,000,000
A
 X   COMMERCIAL GENERAL LIABILITY                                                 PRODUCTS-COMP/OP AGG.           $  2,000,O00
                                             01/01/96            01/01/97
       CLAIMS MADE   x OCCUR                                                      PERSONAL & ADV. INJURY          $  1,000,000
      OWNER'S & CONTRACTOR'S PROT.                                                EACH OCCURRENCE                 $  1,000,000
   x   Independent Contr.                                                         FIRE DAMAGE (Any one fire)      $     50,000
                                                                                  MED. EXPENSE (Any -one person          5,000
-----------------------------------------------------------------------------------------------------------------------------
 AUTOMOBILE LIABILITY
A                                                                                 COMBINED SINGLE            $  1,000,000
 X    ANY AUTO                               01/01/96            01/01/97         LIMIT
     ALL OWNED AUTOS                                                              BODILY INJURY

     SCHEDULED AUTOS                                                              (Per person)               $
     HIRED AUTOS                                                                  BODILY INJURY
                                                                                  (Per accident)             $
     NON-OWNED AUTOS
     GARAGE LIABILITY                                                             PROPERTY DAMAGE            $
-----------------------------------------------------------------------------------------------------------------------------
 EXCESS LIABILITY                                                                 EACH OCCURRENCE            $ 10,000,000
A
 x   UMBRELLA FORM                           01/01/96            01/0/97          AGGREGATE                  $ 10,000,000
     OTHER THAN UMBRELLA FORM
-----------------------------------------------------------------------------------------------------------------------------
A    WORKER'S COMPENSATION                   01/01/96            01/01/97         X  STATUTORY LIMITS
             AND                                                                  EACH ACCIDENT              $  1,000,000
     EMPLOYERS' LIABILITY                                                         DISEASE-POLICY LIMIT       $  1,000,000
                                                                                  DISEASE-EACH EMPLOYEE      $  1,000,000
-----------------------------------------------------------------------------------------------------------------------------
  OTHER
                                                                                  Full Replacement Value
A All Risk Property Ins.                     01/01/96            01/01/97
  (Equipment & Tools)
  Auto Physical Damage
-----------------------------------------------------------------------------------------------------------------------------
DESCRIPTION OF OPERATIONS/LOCATIONS/VEHICLES/SPECIAL ITEMS

     Bell Atlantic NYNEX Mobile, Pittsburgh SMSA L.P. & PA RSA 6 (II), CellCo
     Partnership and all subsidiary companies and any applicable landlord &
     affiliates are added as Additional Insured on the General Liability, Auto
     Liability & Excess Liability policies indicated above as respects any and all work performed at any location.
-----------------------------------------------------------------------------------------------------------------------------
CERTIFICATE HOLDER                      CANCELLATION

                                             SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE
  Cellco Partnership                         EXPIRATION DATE THEREOF, THE ISSUING COMPANY WILL ENDEAVOR TO
  D/B/A Bell Atlantic Mobile NYNEX Mobile    MAIL 30 DAYS WRITTEN NOTICE TO THE CERTIFICATE HOLDER NAMED TO THE
  201 Bursca Drive                           LEFT, BUT FAILURE TO MAIL SUCH NOTICE SHALL IMPOSE NO OBLIGATION OR
  Bridgeville, PA '-5017                     LIABILITY OF ANY KIND UPON THE COMPANY. ITS AGENTS OR REPRESENTATIVES.
                                             --------------------------------------------------------------------------------
  Attn:Herb Huncerman                        AUTHORIZED REPRESENTATIVE

  Certificate #:[????63]

ACORD 25-S (7/90)                                                                              CACORD CORPORATION 1990
-------------------------------------------------     29     ----------------------------------------------------------------